BENHAM FLORIDA
                                MUNICIPAL FUNDS



                 Semiannual Report      November 30, 1995


                            [picture of the Florida
                                  state flag]



                               Money Market Fund
                             Intermediate-Term Fund


                                The Benham Group
              Part of the Twentieth Century Family of Mutual Funds

                        CONTENTS

   U.S. ECONOMIC REVIEW.................................  1

   MUNICIPAL MARKET SUMMARY.............................  2

   MUNICIPAL CREDIT ANALYSIS............................  3

   MONEY MARKET FUND
   Performance Information..............................  4
   Portfolio Information................................  5
   Management Discussion & Performance Comparison.......  6
   Financial Highlights..................................19
   Financial Statements and Notes........................23
   Schedule of Investments...............................29

   INTERMEDIATE-TERM FUND
   Performance Information..............................  8
   Performance Comparison & Total Return Breakdown......  9
   Portfolio Information.................................10
   Management Discussion ................................11
   Financial Highlights..................................19
   Financial Statements and Notes........................23
   Schedule of Investments...............................32

   INVESTMENT FUNDAMENTALS
   Definitions...........................................13
   The Yield Curve.......................................14
   Muni Risk Factors.....................................15
   Portfolio Sensitivity Measurements....................16
   Bond Pricing..........................................17
   Portfolio Structures & Taxable Distributions..........18

                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM         [photo of James
                             Chairman, Benham Funds         M. Benham]

Slowing economic growth, lower-than-expected inflation and robust financial market performance characterized the U.S. economy in 1995. The Federal Reserve (the Fed) surprised analysts and encouraged investors by achieving its goal of slow economic growth and low inflation in the U.S., the so-called "soft landing." The Fed raised short-term interest rates seven times from February 1994 to February 1995 (see the graph below) to slow the economy and inhibit inflation.

[line graph in left margin of page.  graph data described below]

The Fed's success in slowing the economy forced it to change its interest rate strategy to an accommodative approach at mid-year. Evidence of economic weakness was so pronounced by the summer of 1995 that the Fed reduced one of its short-term interest rate benchmarks, the federal funds rate target, from 6.00% to 5.75% in July. It was the Fed's first interest rate cut since September 1992.

By the end of the year, slowing corporate and government spending, declining auto sales and housing activity, and poorer-than-expected holiday season retail sales helped persuade the Fed to reduce the federal funds rate target again to 5.50%. Two government shutdowns during the fourth quarter, the result of unsuccessful federal budget negotiations between President Clinton and Congress, slowed the economy further and created confusion by delaying the release of key economic reports.

While the federal budget battle and the government shutdowns captured most of the headlines, investors, economists and the Fed focused on the decelerating economy and low inflation. For the 12 months ended November 30, 1995, U.S. inflation, as measured by the consumer price index, increased at an annual rate of just 2.5%. With inflation expected to remain under 3% in 1996 and economic growth projected to be about 2%, the Fed may cut interest rates further in 1996 to avoid triggering a recession.

[graph data]

Short-Term U.S. Interest Rates 1992-1995

                  Discount Rate     Fed Funds Rate
Jan-92            3.5%              4.03%
Feb-92            3.5               4.06
Mar-92            3.5               3.98
Apr-92            3.5               3.73
May-92            3.5               3.82
Jun-92            3.5               3.76
Jul-92            3                 3.25
Aug-92            3                 3.3
Sep-92            3                 3.22
Oct-92            3                 3.1
Nov-92            3                 3.09
Dec-92            3                 2.92
Jan-93            3                 3.02
Feb-93            3                 3.03
Mar-93            3                 3.07
Apr-93            3                 2.96
May-93            3                 3
Jun-93            3                 3.04
Jul-93            3                 3.06
Aug-93            3                 3.03
Sep-93            3                 3.09
Oct-93            3                 2.99
Nov-93            3                 3.02
Dec-93            3                 2.96
Jan-94            3                 3.05
Feb-94            3                 3.25
Mar-94            3                 3.34
Apr-94            3                 3.56
May-94            3.5               4.01
Jun-94            3.5               4.25
Jul-94            3.5               4.26
Aug-94            4                 4.47
Sep-94            4                 4.73
Oct-94            4                 4.76
Nov-94            4.75              5.29
Dec-94            4.75              5.45
Jan-95            4.75              5.53
Feb-95            5.25              5.92
Mar-95            5.25              5.98
Apr-95            5.25              6.05
May-95            5.25              6.01
Jun-95            5.25              5.98
Jul-95            5.25              5.77
Aug-95            5.25              5.75
Sep-95            5.25              5.8
Oct-95            5.25              5.76
Nov-95            5.25              5.8
Dec-95            5.25              5.6

Source:  Federal Reserve Bank of New York

                                 MARKET SUMMARY
                              MUNICIPAL SECURITIES
      by Dave MacEwen, Vice President & Senior Municipal Portfolio Manager

NOTE: WE SUGGEST THAT YOU REVIEW THE INVESTMENT FUNDAMENTALS AND U.S. ECONOMIC REVIEW SECTIONS BEFORE YOU READ THIS SECTION. TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION.

During the six months ended November 30, 1995, U.S. bond investors reaped the benefits from the "soft landing" scenario (see page 1). U.S. bond market performance continued its reversal from 1994, when U.S. bonds suffered their biggest declines in 70 years. Overall in 1995, U.S. bonds posted their best returns in a decade.

The municipal bond (muni) market also performed well, but muni returns lagged returns in the Treasury market. Muni returns, especially at the long end of the muni yield curve,* were restrained by tax reform rhetoric. Of particular concern were "flat tax" proposals that would replace current tax brackets with a single flat rate and make all investment income tax-free, reducing the value of the tax exemption munis enjoy. An increase in muni yields as investors responded to flat tax fears caused munis to trade cheaply compared to Treasuries. Long-term muni bond yields as a percentage of Treasury bond yields hovered around 90%, compared with an average of 83% over the past five years.

[line graph in left margin of page. graph data described below]

The muni yield curve steepened early in the six-month period because of flat tax fears, but the curve began to flatten in August (see the accompanying graph) as those fears appeared to recede. Despite this flattening, the municipal yield curve remained steeper than the Treasury yield curve. Flat tax fears abated as investors realized that radical tax reform probably has little chance of passing. Its simplicity is appealing, but the logistical complexities of shifting from the current tax structure are daunting. We believe tax reform could ultimately occur, but it is likely to be far less ambitious than the flat tax plans that have been proposed.

As flat tax fears subsided, the muni market benefited as investors focused on low inflation, slow economic growth, the possibility of further interest rate cuts by the Fed, a balanced budget agreement, low muni issuance and the relative cheapness of munis compared with Treasuries. Those factors are likely to continue to influence the muni market in the first half of 1996.

[graph data]

Shifting Municipal Yield Curves

Years to
Maturity       5/31/95       8/31/95    11/30/95

"1"             3.96%         3.65%      3.58%
"2"             4.13          3.85       3.78
"3"             4.28          4.01       3.93
                4.38          4.16       4.05
"5"             4.48          4.31       4.15
                4.58          4.435      4.25
"7"             4.68          4.56       4.35
                4.78          4.66       4.45
                4.88          4.76       4.55
"10"            4.98          4.86       4.65
                5.064         4.98       4.748
                5.148         5.1        4.846
                5.232         5.22       4.944
                5.316         5.34       5.042
"15"            5.4           5.46       5.14
                5.43          5.514      5.174
                5.46          5.568      5.208
                5.49          5.622      5.242
                5.52          5.676      5.276
"20"            5.55          5.73       5.31
                5.566         5.754      5.326
                5.582         5.778      5.342
                5.598         5.802      5.358
                5.614         5.826      5.374
"25"            5.63          5.85       5.39
                5.634         5.854      5.394
                5.638         5.858      5.398
                5.642         5.862      5.402
                5.646         5.866      5.406
"30"            5.65          5.87       5.41

Source:  Bloomberg Financial Markets

                            MUNICIPAL CREDIT ANALYSIS
                       FLORIDA ECONOMIC AND CREDIT REVIEW
 by Steve Permut, Manager of Municipal Credit Analysis, and the Benham Municipal Credit Analysis Team: Joe Crowley, Scott Lord and Bill McClintock.

Florida's economy, though slowing from robust 1994 growth levels, performed well throughout 1995. Though Florida led the Southeast in terms of job growth in 1995, jobs were created at a slower pace than in 1994, reflecting slower economic growth (see the graph below). The state remained a major tourist destination, drawing an estimated 42 million visitors in 1995. Tourism fueled service, trade and construction industries, which together accounted for over 64% of jobs in the state.

With a rapidly growing population of more than 13 million, Florida is now the fourth most populous state. Continued immigration boosted sales tax revenues, the state's primary revenue source. Tax revenues are estimated to have increased by a strong 7.4% in 1995.

[bar graph in right margin of page. graph data described below]

Despite the current strength of Florida's economy, our expectation of stable credit quality for the state is somewhat guarded. Defense cutbacks could cast a shadow on the state's economic growth. Rapid population growth may spur a corresponding need for increased spending for schools, public transportation and energy needs. In the past few years, however, Floridians have shown a growing reluctance to approve public funding measures. For example, in 1994 voters approved a constitutional amendment that imposed growth limits on taxes, fees and licenses.

The credit quality of Florida state municipal obligations remains stable. Government at both state and local levels has proven its ability to keep its finances in order. However, despite the state's sound financial position, demographic and political pressures and anti-tax sentiment have prevented any significant improvements in credit quality.

We have maintained a high level of credit quality in the Benham Florida Municipal Funds' portfolios since their inception. As of November 30, 1995, 100% of the securities held in the Intermediate-Term Fund were rated AAA or AA. The Money Market Fund's portfolio held only securities with S&P's highest short-term ratings (or equivalent ratings from other rating services). For more information about credit quality and credit ratings, see page 15.

[graph data]

Change in Florida Non-Farm Employment

"12/91"           -78,300
"12/92"           157,400
"12/93"           224,400
"12/94"           233,200
"10/95"           192,500

Source:  U.S. Department of Labor, Bureau of Labor Statistics.

                                MONEY MARKET FUND
                                 CURRENT YIELD*
                             As of November 30, 1995


    7-DAY      7-DAY                  7-DAY TAX-EQUIVALENT YIELDS
   CURRENT   EFFECTIVE    ---------------------------------------------------
    YIELD      YIELD          28%          31%           36%         39.6%
    3.84%      3.92%      TAX BRACKET  TAX BRACKET   TAX BRACKET  TAX BRACKET
                          ---------------------------------------------------
                             5.33%        5.57%         6.00%        6.36%

The 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the Fund's 7-day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

The 7-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in the following federal income tax brackets would have to earn before taxes to equal the Fund's tax-free 7-Day Current Yield. NOTE: These yields do not take into account Florida's intangible property tax.

                28% -- joint taxable income of $39,001 to $94,250 31% -- joint taxable income of $94,251 to $143,600 36% -- joint taxable income of $143,601 to $256,500 39.6% -- joint taxable income of $256,501 or more

All income dividends distributed by the Fund during the six months ended November 30, 1995, are exempt from federal income taxes, but a portion of the Fund's dividends may be subject to the federal alternative minimum tax (AMT).

                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                       For Periods Ended November 30, 1995

       NET ASSET VALUE                 AVERAGE ANNUAL TOTAL RETURNS
      (6/1/95-11/30/95)       --------------------------------------------
                                  1 Year        5 Years     Life of Fund
                              --------------------------------------------
          $1.00                    4.07%          N/A           3.72%

TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results.

The Fund commenced operations on April 11, 1994.

*Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.

                                MONEY MARKET FUND
                            KEY PORTFOLIO STATISTICS

                                    11/30/95            5/31/95

         Market Value:              $67,867,476      $46,076,285
         Number of Issues:          42                47
         Average Maturity:          45 days           42 days
         Average Yield:             4.31%             4.68%

For definitions of these terms, see page 13.

                         PORTFOLIO COMPOSITION BY RATING

                        [pie chart ]              [pie chart]
                        11/30/95                  5/31/95
                        SP1+: 71%                 SP1+: 64%
                        SP1: 29%                  SP1: 36%

"SP1+" and "SP1" are Standard & Poor's highest credit ratings for short-term municipal securities. Some of the Fund's securities do not carry SP1+ or SP1 ratings, but they have received equivalent ratings from Moody's or other rating services. For display purposes, we have converted the equivalent ratings to SP1+ or SP1. Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 15.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR

                [pie chart]                         [pie chart]
                11/30/95                            5/31/95
                VRDNs: 63%                          VRDNs: 56%
                Bonds Less than 1 Year: 21%         Commercial Paper: 24%
                Commercial Paper: 16%               Bonds Less than 1 Year: 20%


For definitions of these security types, see page 13.


                        PORTFOLIO COMPOSITION BY MATURITY
                                  [bar graph]

                                    11/30/95          5/31/95

                    1-7 Days          62.6%             58.8%
                    8-90 Days         21.4              16.9
                    91-180 Days       4.5               23.2
                    181-397 Days      11.5              1.1

The Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund generally maintains an average maturity between 30 and 90 days, with 50 days considered a "neutral" position.

The composition of the Fund's portfolio may change over time.

                                MONEY MARKET FUND
                              MANAGEMENT DISCUSSION

      A question and answer session with Bryan Karcher, Associate Portfolio Manager. Bryan is part of the team of Portfolio Managers that assists Senior Municipal Portfolio Manager Dave MacEwen in the day-to-day operations of Benham Municipal Trust.

Q:       How did the Fund perform?

A: The Fund continued to be a top performer, ranking #1 out of 153 state-specific money market funds in IBC/Donoghue, Inc.'s Money Fund Report each month for the six-month period ended November 30, 1995 (based on monthly yields reported by the Money Fund Report). The Fund's six-month total return was 1.96%. For the one-year period ended November 30, 1995, the Fund's total return was 4.07%.

         Shareholders continued to benefit from the fact that the Fund's operating expenses were absorbed and its management fees waived by Benham Management Corporation (BMC). The absence of these fees helped the Fund achieve its #1 Money Fund Report ranking, but the fund's yield would have remained competitive even if BMC had not reimbursed all expenses. For example, subtracting 65 basis points* (the Fund's expense cap) for fees and expenses from the Fund's October 1995 monthly yield of 3.86% (reported in the November 17, 1995 issue of the Money Fund Report) would have resulted in an adjusted yield of 3.21%, the same as the October average yield reported for "Tax-Free State-Specific Funds" in the November Money Fund Report.

Q:       Will BMC continue to absorb the Fund's expenses?

A: Yes. BMC plans to continue to absorb the Fund's expenses, probably throughout 1996. Eventually, the Fund will begin absorbing expenses at a rate of 10 additional basis points each month until it reaches its contractual expense cap of 65 basis points.

Q:       How was the Fund positioned during the six-month period?

A: Most of our strategy over the six-month period was aimed at positioning the Fund to prepare for a period of low Florida muni issuance and heavy cash inflows into the Fund at year's end. After short-term muni yields increased in August from relatively low yield levels in June and July, we aggressively extended the Fund's average maturity* between August and early October. By mid-October, the Fund's average maturity was around 64 days. Ideally, we would have maintained the Fund's long average maturity by purchasing Florida notes (with maturities of around one year) in order to lock in

                                MONEY MARKET FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         higher yields should short-term rates continue to fall. But, as we expected, issuance of Florida notes was very light. As new assets came into the Fund in October and November and securities in the Fund matured, the scarcity of Florida notes led to increasing purchases of daily and weekly variable-rate demand notes (VRDNs*). As a result, the Fund's average maturity began to recede, falling to 45 days at the end of November.

Q: You mentioned that you expected heavy cash inflows at year's end. Did this occur?

A: Yes. The Fund's net assets nearly doubled in December. In general, municipal money market funds experience heavier-than-normal redemptions at year's end, when corporations tend to withdraw funds for tax payments and consumers for Christmas shopping. But Florida money market funds have typically experienced significant asset growth in December, when Florida residents tend to invest to reduce their exposure to Florida's intangibles tax.

Q:       Did this sudden growth spurt have any impact on the Fund's structure?

A: The most noticeable result was a continuing decrease in the Fund's average maturity, which fell to 23 days by the end of December. In addition to the fact that very few Florida notes are issued in November and December, we wanted to hold securities with a high level of liquidity, to meet redemptions we felt were likely to occur in January. These factors led us to invest most of the year-end cash inflows in daily or weekly VRDNs--highly liquid short-term securities which pull down the Fund's average maturity.

Q: What investment strategy do you intend to follow during the next six months?

A: We plan to extend the Fund's average maturity by increasing the Fund's holdings in Florida notes. We consider it likely that the Fed will cut short-term interest rates further in 1996 (as discussed on page 1), and we want to "lock in" higher yields before short-term interest rates fall. But we will probably wait to make significant purchases until Florida muni issuance starts to pick up after January, which will likely bring muni note prices down and create better buying opportunities.

                             INTERMEDIATE-TERM FUND
                                 CURRENT YIELD*
                             As of November 30, 1995


         30-DAY                      30-DAY TAX-EQUIVALENT YIELDS
           SEC            ---------------------------------------------------
          YIELD               28%          31%           36%         39.6%
          4.51%           TAX BRACKET  TAX BRACKET   TAX BRACKET  TAX BRACKET
                          ---------------------------------------------------
                             6.26%        6.54%         7.05%        7.47%

YIELDS are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-DAY SEC YIELD represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

30-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in the following federal income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield. NOTE: These yields do not take into account Florida's intangible property tax.

         28% -- joint taxable income of $39,001 to $94,250 31% -- joint taxable income of $94,251 to $143,600 36% -- joint taxable income of $143,601 to $256,500 39.6% -- joint taxable income of $256,501 or more

All income dividends distributed by the Fund during the six months ended November 30, 1995, are exempt from federal income taxes, but a portion of the Fund's dividends may be subject to the federal alternative minimum tax (AMT).

                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                       For Periods Ended November 30, 1995

    NET ASSET VALUE RANGE              AVERAGE ANNUAL TOTAL RETURNS
      (6/1/95-11/30/95)         ---------------------------------------------
                                    1 YEAR        5 YEARS     LIFE OF FUND
                                ---------------------------------------------
        $10.23-$10.47               14.39%          N/A           8.29%

NET ASSET VALUE (NAV) RANGE indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results.

The Fund commenced operations on April 11, 1994.

*Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             INTERMEDIATE-TERM FUND
\
                           SEC PERFORMANCE COMPARISON
     Comparative Performance of $10,000 Invested on 4/29/94 in the Fund and in the Lehman Brothers, Inc. Five-Year General Obligation Bond Index

[line graph]
                   Index              Fund

4/94             $10,000            $10,000
5/94              10,056             10,093
6/94              10,033             10,054
7/94              10,142             10,195
8/94              10,191             10,252
9/94              10,114             10,173
10/94             10,058             10,045
11/94              9,993              9,876
12/94             10,081             10,032
1/95              10,178             10,212
2/95              10,326             10,471
3/95              10,490             10,539
4/95              10,518             10,592
5/95              10,749             10,830
6/95              10,757             10,811
7/95              10,908             10,930
8/95              11,018             11,021
9/95              11,051             11,069
10/95             11,097             11,195
11/95             11,192             11,297

Past performance does not guarantee future results.

This graph compares the Fund's performance with an appropriate broad-based market index over the life of the Fund. We have selected the Lehman Brothers, Inc. Five-Year General Obligation Bond Index to serve as the comparative index for the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 11/30/95 for the funds in Lipper's "Florida Intermediate Municipal Funds" category.
                                         1 YEAR            LIFE OF FUND+

      The Fund`s Total Return:           14.39%            8.00%
      Category Average Total Return:     13.99%            7.63%
      The Fund`s Ranking:                14 out of 26      8 out of 22

+ From April 30, 1994, to November 30, 1995.

Total returns are based on historical performance and do not guarantee future results. Please keep in mind that the Fund's expenses were absorbed by Benham Management Corporation (BMC) during this period and that the ranking listed would have been lower if the Fund's returns had been reduced by those expenses.

                        SIX-MONTH TOTAL RETURN BREAKDOWN
                     For the Period Ended November 30, 1995

   % FROM            % FROM ASSET           SIX-MONTH
   INCOME       +    APPRECIATION    =    TOTAL RETURN

    2.56%       +        1.75%       =        4.31%

                             INTERMEDIATE-TERM FUND
                            KEY PORTFOLIO STATISTICS

                                      11/30/95            5/31/95

         Market Value:              $10,415,530         $9,383,372
         Number of Issues:          25                  23
         Average Maturity:          7.71 years          7.00 years
         Average Coupon:            6.03%               4.81%
         Average Duration:          5.31 years          4.88 years

For definitions of these terms, see page 13.

                         PORTFOLIO COMPOSITION BY RATING

                           [pie chart]      [pie chart]
                           11/30/95         5/31/95
                           AAA: 70.0%       AAA: 72.4%
                           AA: 30.0%        AA: 27.6%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 15.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR

                     [pie chart]                 [pie chart]
                     11/30/95                    5/31/95
                     Water/Sewer: 19.7%          Prerefunded: 27.5%
                     Prerefunded: 15.3%          Water/Sewer: 21.7%
                     GO: 13.8%                   Electric: 10.4%
                     Electric: 9.6%              Special Tax: 9.8%
                     Special Tax: 8.9%           Housing: 9.3%
                     Other: 32.7%                GOs: 9.3%
                                                 Other: 12.0%

For definitions of these security types, see page 13.

                        PORTFOLIO COMPOSITION BY MATURITY
                                  [bar graph]

                                         11/30/95    5/31/95
                  1-3 Years                3.3%        5.7%
                  3-5 Years               13.8         9
                  5-7 Years               29.3        38.8
                  7-10 Years              32          31.6
                  Greater than 10 Years   21.6        14.9

The Fund invests primarily in intermediate-term Florida municipal obligations with maturities of four or more years. The Fund's weighted average portfolio maturity is typically five to ten years, with seven years considered a "neutral" position.

The composition of the Fund's portfolio may change over time.

                             INTERMEDIATE-TERM FUND
                              MANAGEMENT DISCUSSION
    with Dave MacEwen, Vice President and Senior Municipal Portfolio Manager

NOTE: WE SUGGEST THAT YOU REVIEW THE INVESTMENT FUNDAMENTALS, U.S. ECONOMIC REVIEW, MUNICIPAL CREDIT ANALYSIS AND MARKET SUMMARY SECTIONS BEFORE READING THIS DISCUSSION. TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION BEGINNING ON PAGE 13.

Q:       How did the Fund perform?

A: The 1995 bond rally enabled the Fund to post strong returns, and its positioning helped the Fund outperform its peer group average. For the one-year period ended November 30, 1995, the Fund's total return was 14.39%, 40 basis points* higher than the 13.99% average return of the 26 funds in its peer group over the same period (see the Lipper Performance Comparison on page 9). For the six months ended November 30, the Fund's total return was 4.31%. Please keep in mind that the Fund's expenses were absorbed by Benham Management Corporation (BMC) during this period and that the ranking listed would have been lower if the Fund's returns had been reduced by those expenses.+

Q:       Why did the Fund outperform its category average?

A: There were some changes in the Fund's positioning, and we were able to make some attractive purchases in August, when long-term muni prices were low. As long-term muni prices rallied at the end of August, these securities appreciated significantly in value.

Q:       How was the Fund positioned during the past six months?

A: The Fund was still defensively positioned in June and July because of flat tax fears and expectations of a steepening muni yield curve* (see page 2). By August, however, flat tax fears began to subside, so we extended the Fund's average maturity and duration aggressively. We sold a portion of the Fund's shorter-term munis, which had appreciated in value, and shifted these assets into munis with maturities of 10 or more years. These longer-term securities had lagged the performance of short-term munis and were trading at relatively attractive prices. By the end of the six-month period, the Fund's duration was slightly longer than that of its peer group.

         As we extended the Fund's average maturity and duration, we also shifted the Fund's portfolio from a bullet structure* to more of a barbell structure* in anticipation of a flatter yield curve. This paid off as the muni yield curve flattened between August and November (see the graph on page 2).

                             INTERMEDIATE-TERM FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       Looking ahead, what is the outlook for munis in the first half of 1996?

A: We believe that bonds, particularly munis, could perform well in 1996. Bonds in general should benefit from a continuation of slow economic growth and low inflation. Munis have two additional factors in their favor--low issuance levels and reduced fears about the flat tax.

         We expect new municipal issuance in 1996 to remain as low as it was in 1995. This will likely lead to higher muni prices and declining muni yields. We also expect the flat tax issue to fade into the background behind the budget negotiations and other tax reform proposals in 1996. If this occurs, muni yields should fall relative to Treasury yields as the spread between them widens toward historical levels.

Q: With this outlook in mind, what are your plans for the Fund over the next six months?

A: We plan to keep the Fund's duration slightly long relative to its peer group. In addition, we intend to maintain the Fund's barbell structure in anticipation of further flattening on the muni yield curve. We will also look to increase the Fund's credit quality when we can do so without giving up much yield.


+ Benham Management Corporation absorbed the Fund's expenses through December
  31, 1995. Beginning January 1, 1996, the Fund will begin absorbing expenses at a rate of an additional .10% of average daily net assets each month until the Fund reaches its contractual expense cap of .69%.

                             INVESTMENT FUNDAMENTALS
                                   DEFINITIONS

Common Municipal Securities (Munis)

AMT Paper--instruments with income subject to the federal alternative minimum tax.

General Obligation (GO) bonds--securities backed by the taxing power of the issuer.

Municipal Commercial Paper (CP)--high-grade short-term instruments backed by a line of credit from a bank.

Municipal Notes--securities with maturities of two years or less.

Prerefunded Bonds--securities refinanced by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

Variable-Rate Demand Notes (VRDNs)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.

Portfolio Statistics

Market Value--the market value of a fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

Average Maturity--a weighted average of all bond maturities in a fund's portfolio (see also page 16).

Average Coupon--a weighted average of all coupons held in a fund's portfolio (see also below).

Average Yield--a weighted average of the yields to maturity of the securities in a money market fund's portfolio.

Average Duration--a weighted average of all bond durations in a fund's portfolio (see also page 16).

Investment Terms

Basis Points--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

Coupon--the stated interest rate on a bond.

Discount Bonds--bonds whose coupons are lower than prevailing interest rates (see also page 17).

Par Bonds--bonds that trade or are priced at their face value.

Premium Bonds--bonds whose coupons are higher than prevailing interest rates (see also page 17).

                             INVESTMENT FUNDAMENTALS
                                 THE YIELD CURVE

One of the fundamental tenets of investing is the relationship between risks and returns--the greater the risks, the greater the chances of earning higher returns over time. The downside is the correspondingly higher potential for short-term losses--an investment that generates a high return probably has a greater likelihood of significant fluctuations in value or return, especially in the short run.

Bonds are no exception. The riskiest bonds--those with the greatest exposure to interest rate movements and price fluctuations--generally have the highest yields and returns over time but can experience severe short-term losses. On the other hand, bonds with less exposure to interest rate movements and less price fluctuation generally have lower yields and returns but are more stable.

The yield curve is a graphic representation of the relationship between bond risks and returns at a point in time. Yield curve graphs plot bond maturities (which represent risk since longer maturities increase risk) along the horizontal axis and rising yields (which represent return) on the vertical axis. Therefore, the lower left corners of yield curve graphs have the lowest risks and the lowest potential returns, while the upper right corners have the highest risks and the highest potential returns.

Yield curves can have several different shapes, depending on interest rate levels and the economic environment:

Normal (Upward Sloping) Yield Curve--a yield curve that shows a normal risk/ return relationship--short-term securities have lower yields than long-term securities. Most normal yield curves start in the lower left corner of the graph and rise to the upper right corner.

Steep Yield Curve--a normal yield curve that shows a large difference between short-term yields and long-term yields. This typically occurs when the bond market is responding to inflation fears (causing high long-term bond yields) and the Fed hasn't raised short-term interest rates enough (or the economy hasn't slowed down enough) to quell those fears.

Flat Yield Curve--a yield curve that shows short-term securities having almost the same yields as long-term securities. This typically occurs after the Fed has raised short-term interest rates several times (to fight inflation when the economy is strong) or when the bond market expects the Fed to lower short-term interest rates (in a weaker economic environment).

Inverted Yield Curve--a yield curve that shows short-term securities having higher yields than long-term securities. This typically develops from a flat yield curve if the Fed continues to raise short-term interest rates (when the economy is strong) or if it fails to lower short-term rates when the market expects it to do so (in a weaker economic environment).

                             INVESTMENT FUNDAMENTALS
                                MUNI RISK FACTORS

Credit Quality and Credit Ratings

Bond credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in bond investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence bond prices and yields--high ratings mean higher prices and less current income (yield) as compensation for risk. But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality, as the Orange County bankruptcy made painfully clear. In that case, highly rated munis issued by a wealthy county still suffered defaults. Furthermore, in addition to the credit risk, there is still market risk. High credit ratings do not guarantee good investment performance. They do not reflect the price stability of a muni when economic or market conditions change.

Callability

Many munis are callable, which means they can be redeemed by the issuer before maturity. When interest rates fall, municipalities find it financially rewarding to refinance the bonds they've issued because they can reduce their monthly interest payments. The municipalities exercise their "call" options to refinance the bonds. Calls are bad for muni investors--calls reduce the life of a municipal portfolio and force the portfolio manager to reinvest in lower-yielding munis. The durations of munis effectively shorten as rates fall.

Calls also boost supply and help drive down muni prices. Call options can only be exercised on specific "call dates," which don't always coincide with periods of low interest rates when refinancing is desirable. As a result, municipalities will issue new bonds when interest rates are low and use the proceeds to buy Treasuries, which offset the old bonds (now known as "prerefunded bonds") on their balance sheets until the bonds can be retired on the call date. When the call date arrives, the Treasuries mature, and the prerefunded bonds are retired. During this process, there is a period of time when both the newly issued bonds and the prerefunded bonds remain outstanding. This situation doubles the muni supply, which can depress prices.

Duration Extension

Duration extension occurs when interest rates increase significantly, as they did in 1994. Higher interest rates reduce calls, which is good for municipal investors, but the lower level of calls causes the durations of munis to extend longer, which is bad when rates are rising. Muni funds become more susceptible to price declines at a time when greater price stability would be desirable. By contrast, Treasury durations generally shorten slightly when interest rates experience a large increase. Because of their higher coupons, premium bonds experience less duration extension than par or discount bonds.

                             INVESTMENT FUNDAMENTALS
                       PORTFOLIO SENSITIVITY MEASUREMENTS

Duration

Duration measures the price sensitivity of a bond or bond fund to changes in interest rates. Specifically, duration represents the approximate percentage change in the price of a bond or bond fund if interest rates move up or down by 100 basis points (a basis point equals 0.01%). For example, as of November 30, 1995, the Florida Municipal Intermediate-Term Fund's duration was approximately five years. If interest rates were to rise by 100 basis points, the Fund's share price would be expected to decline by 5%. Conversely, if interest rates were to fall by 100 basis points, the Fund's share price would be expected to increase by 5%.

The longer the duration, the more bond or bond fund prices will move in response to interest rate changes. Therefore, portfolio managers generally want durations to be as long as possible when interest rates fall (to maximize bond price increases) and as short as possible when interest rates rise (to minimize bond price declines), taking into account the objectives of the portfolio.

Duration, measured in years, also approximates (but understates) the weighted average life of a bond or bond portfolio. To calculate duration, the future interest and principal payments are added together and weighted in proportion to their time value (early payments are valued more than later payments because early payments can be reinvested and compound additional returns).

Average Maturity

Average maturity is another measurement of the interest rate sensitivity of a bond portfolio. Average maturity measures the average amount of time that will pass until a bond portfolio receives its principal payments from matured bonds. The longer a portfolio's average maturity, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a ten-year average maturity has much more potential exposure to interest rate changes than a portfolio with a one-year average maturity.

Portfolio managers generally lengthen average maturities when interest rates fall (to maximize exposure and capture as much price appreciation as possible) and reduce average maturities when interest rates rise (to minimize exposure and avoid as much price depreciation as possible), as long as this strategy is compatible with the objectives of the portfolio. Reducing the average maturity in a rising interest rate environment allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities.

                             INVESTMENT FUNDAMENTALS
                                  BOND PRICING

Premium and Discount Bonds

Municipal bonds are generally priced at a premium or at a discount. Premium bonds are bonds that trade or are priced above par (face value), typically because their interest coupons are higher than the prevailing market interest rate. Discount bonds are bonds that trade or are priced below par, typically because their interest coupons are lower than the prevailing market interest rate.

A bond may be both a premium bond and a discount bond during its life, depending on changing market conditions. As market rates rise and bond prices fall, the price of a premium bond can fall below par, and the bond becomes a discount bond. Conversely, as market rates fall and bond prices rise, the price of a discount bond can rise above par, and the bond becomes a premium bond.

Premium munis tend to have more price stability than discount munis--premium munis depreciate less when interest rates rise (they experience less duration extension), but they appreciate less when interest rates fall (they experience more calls). Discount munis behave more like long-term Treasury securities.

Tax Treatment of Discount Bonds

In 1993, new rules were passed regarding the tax treatment of long-term gains on discount munis. In the past, any gain earned from the market discount was treated as a capital gain, which is taxed at a maximum rate of 28%. However, the newer law requires that any gain attributable to the market discount must be treated as taxable ordinary income, which is taxed at the same rate as an individual's tax bracket (up to 39.6%). Small market discounts (according to a formula based on the price of the bond and the maturity date) are not subject to the new law.

This tax treatment has made discount bonds less attractive in the muni market because most municipal investors prefer to avoid incurring taxable income. Discount munis also tend to have relatively low prices to make up for the expected tax liability. As a result, when the price of a muni falls to the point where it is traded at a market discount, the combination of reduced desirability and added tax liability tends to lead to further price declines.

                             INVESTMENT FUNDAMENTALS
                  PORTFOLIO STRUCTURES & TAXABLE DISTRIBUTIONS

Bond Portfolio Structures

Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to outperform a bullet structure when the yield curve is moving from steep to flat (short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates). In a rising interest rate environment, the short-term securities capture the higher yields with little price depreciation. In a declining interest rate environment, the short-term securities provide a relatively steady yield, while the long bonds produce more price appreciation than intermediate-term securities.

Bullet Structure--a structure that clusters a portfolio's bond maturities around a single maturity (usually an intermediate-term maturity). This structure tends to outperform a barbell structure when the yield curve is moving from flat to steep (long-term rates are rising faster than short-term rates, or short-term rates are falling faster than long-term rates). In a rising interest rate environment, intermediate-term securities experience less price depreciation than long-term securities. In a declining interest rate environment, intermediate-term securities provide significantly more price appreciation than short-term securities.

Ladder Structure--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to be effective when interest rates are relatively stable, and it provides a regular schedule of maturing securities.

Taxable Distributions

It's important to remember for your tax planning that tax-free funds often generate taxable year-end distributions. These distributions typically result from short-term and long-term capital gains. The taxable distributions usually happen under favorable circumstances (the capital gains reflect bond appreciation), but such distributions understandably attract attention simply because they are taxable instead of tax free.

Although we manage our Florida Municipal Funds to earn tax-exempt income, they may realize taxable capital gains as we pursue higher total returns. By law, the funds must distribute these capital gains to shareholders each year. Under current tax law, each fund must distribute net short-term capital gains realized by the fund as taxable ordinary income. Each fund distributes net long-term capital gains to shareholders as a taxable capital gains distribution.

                                                  BENHAM MUNICIPAL TRUST
                                                   FINANCIAL HIGHLIGHTS
                        For a Share Outstanding Throughout the Six Months Ended November 30, 1995,
                                       and the Years Ended May 31 (except as noted)
                                                        (Unaudited)

---------------------------------------------------------------------------------------------------------------------------
BENHAM FLORIDA MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                                      Nov. 30,      May 31,     May 31,
                                                                                        1995         1995        1994+
                                                                                      -------      -------     -------
PER-SHARE DATA
--------------
Net Asset Value at Beginning of Period..........................................      $ 1.00         1.00        1.00
  Income from Investment Operations
  Net Investment Income.........................................................       .0196        .0371       .0040
  Net Realized and Unrealized Gains on Investments..............................           0            0           0
                                                                                    --------     --------    --------
   Total Income From Investment Operations......................................       .0196        .0371       .0040
                                                                                    --------     --------    --------
  Less Distributions
  Dividends from Net Investment Income..........................................      (.0196)      (.0371)     (.0040)
  Distributions from Net Realized Capital Gains.................................           0            0           0
                                                                                    --------     --------    --------
   Total Distributions..........................................................      (.0196)      (.0371)     (.0040)
                                                                                    --------     --------    --------
NET ASSET VALUE AT END OF PERIOD................................................      $ 1.00         1.00        1.00
                                                                                       =====        =====       =====
TOTAL RETURN*...................................................................        1.96%        3.71%        .40%
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands of dollars)...........................   $  68,790       45,147       5,565
Ratio of Expenses to Average Daily Net Assets...................................           0%           0%          0%
Ratio of Expenses to Average Daily Net Assets
 (Before Reimbursement)++.......................................................         .73%**       .88%       1.58%**
Ratio of Net Income to Average Daily Net Assets++...............................        3.84%**      3.93%       2.99%**
Ratio of Net Income to Average Daily Net Assets
 (Before Reimbursement)++.......................................................        3.12%**      3.05%       1.41%**
-------------------
+  From April 11, 1994 (commencement of operations), through May 31, 1994.
++ The ratios for the six months ended November 30, 1995, include expenses paid through expense offset arrangements.
*  Total return figures assume reinvestment of dividend distributions and are not annualized.
** Annualized.

   See the accompanying notes to financial statements.


                                                  BENHAM MUNICIPAL TRUST
                                                   FINANCIAL HIGHLIGHTS
                        For a Share Outstanding Throughout the Six Months Ended November 30, 1995,
                                       and the Years Ended May 31 (except as noted)
                                                        (Unaudited)

---------------------------------------------------------------------------------------------------------------------------
BENHAM FLORIDA INTERMEDIATE-TERM FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                                      Nov. 30,      May 31,     May 31,
                                                                                        1995         1995        1994+
                                                                                      -------      -------     -------
PER-SHARE DATA
--------------
Net Asset Value at Beginning of Period..........................................      $10.30        10.11       10.00
  Income from Investment Operations
  Net Investment Income.........................................................       .2681        .5203       .0684
  Net Realized and Unrealized Gains on Investments..............................       .1700        .1900       .1100
                                                                                    --------     --------    --------
   Total Income From Investment Operations......................................       .4381        .7103       .1784
                                                                                    --------     --------    --------
  Less Distributions
  Dividends from Net Investment Income..........................................      (.2681)      (.5203)     (.0684)
  Distributions from Net Realized Capital Gains.................................           0            0           0
                                                                                    --------     --------    --------
   Total Distributions..........................................................      (.2681)      (.5203)     (.0684)
                                                                                    --------     --------    --------
NET ASSET VALUE AT END OF PERIOD................................................     $ 10.47        10.30       10.11
                                                                                     =======       ======      ======
TOTAL RETURN*...................................................................        4.31%        7.31%       1.79%
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands of dollars)...........................   $  10,531        9,532       5,892
Ratio of Expenses to Average Daily Net Assets...................................           0%           0%          0%
Ratio of Expenses to Average Daily Net Assets
 (Before Reimbursement)++.......................................................        1.06%**      1.09%       1.92%**
Ratio of Net Income to Average Daily Net Assets++...............................        5.17%**      5.23%       5.02%**
Ratio of Net Income to Average Daily Net Assets
 (Before Reimbursement)++.......................................................        4.11%**      4.14%       3.10%**
Portfolio Turnover Rate.........................................................       20.92%       36.63%       5.71%

-------------------
+  From April 11, 1994 (commencement of operations), through May 31, 1994.
++ The ratios for the six months ended November 30, 1995, include expenses paid through expense offset arrangements.
*  Total return figures assume reinvestment of dividend and capital gain distributions and are not annualized.
** Annualized.

   See the accompanying notes to financial statements.

                                                  BENHAM MUNICIPAL TRUST
                                           STATEMENTS OF ASSETS AND LIABILITIES
                                                     November 30, 1995
                                                        (Unaudited)

                                                                                     Benham Florida           Benham Florida
                                                                                       Municipal                Municipal
                                                                                    Money Market Fund     Intermediate-Term Fund
                                                                                    ----------------          ---------------
ASSETS
  Investment securities at value (cost of $67,867,476  and $9,989,455,
     respectively) (Note 4).....................................................    $67,867,476                 10,415,530
  Cash..........................................................................        459,814                          0
  Interest receivable...........................................................        467,436                    153,770
  Receivable for fund shares sold...............................................        350,000                      4,000
  Receivable from affiliates (Note 2)...........................................          2,229                        877
  Prepaid expenses and other assets.............................................          5,406                      4,836
                                                                                     ----------                 ----------
    Total assets................................................................     69,152,361                 10,579,013
                                                                                     ----------                 ----------
LIABILITIES
  Payable for securities purchased..............................................        315,691                          0
  Payable for fund shares redeemed..............................................         30,000                          0
  Dividends payable.............................................................          4,456                     14,038
  Accrued expenses and other liabilities........................................         12,377                     33,563
                                                                                     ----------                 ----------
    Total liabilities...........................................................        362,524                     47,601
                                                                                     ----------                 ----------
NET ASSETS......................................................................    $68,789,837                 10,531,412
                                                                                     ==========                 ==========
Net assets consist of:
  Capital paid in...............................................................    $68,789,837                 10,055,561
  Net undistributed realized gain on investments................................              0                     49,776
  Net unrealized appreciation on investments....................................              0                    426,075
                                                                                     ----------                 ----------
Net assets......................................................................    $68,789,837                 10,531,412
                                                                                     ==========                 ==========
Shares of beneficial interest outstanding (unlimited number of
  shares authorized)............................................................     68,789,837                  1,005,540
                                                                                     ==========                 ==========
Net asset value, offering price and redemption price per share..................          $1.00                      10.47
                                                                                          =====                      =====

-------------------
See the accompanying notes to financial statements.

                                                  BENHAM MUNICIPAL TRUST
                                                 STATEMENTS OF OPERATIONS
                                        For the Six Months Ended November 30, 1995
                                                        (Unaudited)

                                                                                     Benham Florida           Benham Florida
                                                                                        Municipal                Municipal
                                                                                    Money Market Fund     Intermediate-Term Fund
                                                                                    ----------------          ---------------
INVESTMENT INCOME
  Interest income...............................................................     $1,146,379                    256,626
                                                                                      ---------                  ---------
EXPENSES (NOTE 2)
  Investment advisory fees......................................................        133,976                     25,867
  Administrative fees...........................................................         28,844                      5,569
  Transfer agency fees..........................................................         13,081                      5,582
  Printing and postage..........................................................          9,859                      2,800
  Custodian fees................................................................          9,052                      3,999
  Auditing and legal fees.......................................................          7,517                      2,086
  Registration and filing fees..................................................          9,464                      2,382
  Directors' fees and expenses..................................................          1,192                        984
  Other operating expenses......................................................          3,805                      3,106
                                                                                      ---------                  ---------
    Total expenses..............................................................        216,790                     52,375
Amount recouped (waived) (Note 2)...............................................       (214,182)                   (51,917)
Custodian earnings credits (Note 5).............................................         (2,608)                      (458)
                                                                                      ---------                  ---------
  Net expenses..................................................................              0                          0
                                                                                      ---------                  ---------
    Net investment income.......................................................      1,146,379                    256,626
                                                                                      ---------                  ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)
Net realized gain:
  Proceeds from sales...........................................................              0                  2,126,977
  Cost of securities sold.......................................................              0                  2,099,837
                                                                                      ---------                  ---------
    Net realized gain...........................................................              0                     27,140
                                                                                      ---------                  ---------
Unrealized appreciation of investments
  Beginning of period...........................................................              0                    284,481
  End of period.................................................................              0                    426,075
                                                                                      ---------                  ---------
    Net unrealized appreciation for the period..................................              0                    141,594
                                                                                      ---------                  ---------
    Net realized and unrealized gain on investments.............................              0                    168,734
                                                                                      ---------                  ---------
Net increase in assets resulting from operations................................     $1,146,379                    425,360
                                                                                      =========                  =========
-------------------
See the accompanying notes to financial statements.

                                       22

                                                  BENHAM MUNICIPAL TRUST
                                            STATEMENTS OF CHANGES IN NET ASSETS
                          For the Six Months Ended November 30, 1995, and Year Ended May 31, 1995
                                                        (Unaudited)

                                                                                        Benham Florida           Benham Florida
                                                                                          Municipal                Municipal
                                                                                       Money Market Fund     Intermediate-Term Fund
                                                                                       ----------------          ---------------
                                                                                    Nov. 30,      May 31,     Nov. 30,     May 31,
                                                                                      1995         1995         1995        1995
                                                                                     -------      -------      -------     -------
FROM INVESTMENT ACTIVITIES:
  Net investment income.........................................................  $1,146,379      895,550      256,626     339,183
  Net realized gain on investments..............................................           0            0       27,140      22,636
  Net change in unrealized appreciation of investments..........................           0            0      141,594     246,083
                                                                                  ----------   ----------   ----------  ----------
   Change in net assets derived from investment activities......................   1,146,379      895,550      425,360     607,902
                                                                                  ----------   ----------   ----------  ----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.........................................................  (1,146,379)    (895,550)    (256,626)   (339,183)
  Net realized gain on investments..............................................           0            0            0      (1,502)
                                                                                  ----------   ----------   ----------  ----------
   Total distributions to shareholders..........................................  (1,146,379)    (895,550)    (256,626)   (340,685)
                                                                                  ----------   ----------   ----------  ----------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Proceeds from sales of shares.................................................  57,563,792   83,301,805    2,325,325  17,938,226
  Net asset value of dividends reinvested.......................................   1,132,260      868,437      169,623     249,153
  Cost of shares redeemed....................................................... (35,053,038) (44,588,140)  (1,663,929)(14,815,000)
                                                                                  ----------   ----------   ----------  ----------
   Change in net assets derived from capital share transactions.................  23,643,014   39,582,102      831,019   3,372,379
                                                                                  ----------   ----------   ----------  ----------
   Net increase in net assets...................................................  23,643,014   39,582,102      999,753   3,639,596

NET ASSETS:
  Beginning of period...........................................................  45,146,823    5,564,721    9,531,659   5,892,063
                                                                                  ----------   ----------   ----------  ----------
  End of period.................................................................  68,789,837   45,146,823   10,531,412   9,531,659
                                                                                  ==========   ==========   ==========  ==========

-------------------
See the accompanying notes to financial statements.

BENHAM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995
(UNAUDITED)

(1)   SIGNIFICANT ACCOUNTING POLICIES

Benham Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. Benham Florida Municipal Money Market Fund and Benham Florida Municipal Intermediate-Term Fund (the Funds) are two of the six Funds composing the Trust. Significant accounting policies followed by the Funds are summarized below.

VALUATION OF INVESTMENT SECURITIES--Securities held by the Money Market Fund are valued at amortized cost, which approximates current market value. Securities held by the Intermediate-Term Fund are valued at current market value as determined by an independent pricing service. When valuations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees. Securities transactions are recorded on the date the order to buy or sell is executed. Realized gains and losses on securities transactions are determined on the basis of identified cost.

INCOME TAXES--Each Fund of the Trust intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By doing so, each Fund will not be subject to federal or California franchise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders. Accordingly, no provision for income taxes has been made for federal or state taxes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

SHARE VALUATION--Each Fund's net asset value per share is computed each business day by dividing the value of the Fund's total assets, less its liabilities, by the total number of shares outstanding at the beginning of each business day. It is the Trust's policy to maintain a constant net asset value of $1.00 per share for the Money Market Fund, although there is no guarantee it will be able to do so. The Intermediate-Term Fund's net asset value fluctuates daily in response to changes in the market value of its investments.

INVESTMENT INCOME, PREMIUM AND DISCOUNT--Interest income and expenses are accrued daily. Premium on securities purchased is amortized daily using the effective interest rate method over the shorter period of purchase date to call date or maturity date of the security for the Intermediate-Term Fund. Market discount is recognized upon the sale or maturity of the security for the Intermediate-Term Fund. Original issue discount for municipal securities is accrued daily using the effective interest rate method for the Intermediate-Term Fund. Premium and discount are accrued daily on a straight-line basis through maturity for securities held by the Money Market Fund.

DIVIDENDS AND OTHER DISTRIBUTIONS--With respect to the Money Market Fund, dividends are declared and credited daily and distributed on the last business day of the month. The Intermediate-Term Fund's dividends are declared daily, accrued throughout the month, and distributed on the last business day of the month. Net realized long-term capital gains, if any, are distributed annually. Distributions are paid in cash or reinvested as additional shares.

(2)   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). BMC's former parent company, Benham Management International, Inc., merged into TCC on June 1, 1995. Each Fund pays BMC a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying the Trust's average daily net assets to the following annualized investment advisory fee schedule.

         .50% of the first $100 million
         .45% of the next $100 million
         .40% of the next $100 million
         .35% of the next $100 million
         .30% of the next $100 million
         .25% of the next $1 billion
         .24% of the next $1 billion
         .23% of the next $1 billion
         .22% of the next $1 billion
         .21% of the next $1 billion
         .20% of the next $1 billion
         .19% of average daily net assets over $6.5 billion

BMC provides the Trust with all investment advice. Twentieth Century Services, Inc. pays all compensation of Fund officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

The Trust has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides substantially all administrative service and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts and the average net assets of all funds in The Benham Group.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding extraordinary expenses such as brokerage commissions and taxes) to .65% for the Money Market Fund and .69% for the Intermediate-Term Fund of average daily net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is renewed annually in June. Additionally, BMC voluntarily agreed to absorb all expenses of the Funds until further notice. Beginning January 1, 1996, the Intermediate-Term Fund will absorb expenses at a rate of .10% of average daily net assets each month until the Fund reaches the contractual expense cap.

The payables (receivables) to (from) affiliates as of November 30, 1995, based on the above agreements were as follows:

                                      BENHAM FLORIDA        BENHAM FLORIDA
                                         MUNICIPAL             MUNICIPAL
                                       MONEY MARKET        INTERMEDIATE-TERM
                                           FUND                  FUND
                                    ------------------    -------------------
Investment Advisor..................  $ (12,675)               (3,510)
Administrative Services.............      5,329                   785
Transfer Agent......................      5,117                 1,848
                                      ---------             ---------
                                     $   (2,229)                 (877)
                                      =========             =========

The Trust has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Trust's shares. BDI is a wholly owned subsidiary of TCC.

(3)   SHARE TRANSACTIONS

Share transactions for the Funds for the six months ended November 30, 1995, and the year ended May 31, 1995, were as follows:

                                      BENHAM FLORIDA        BENHAM FLORIDA
                                         MUNICIPAL             MUNICIPAL
                                       MONEY MARKET        INTERMEDIATE-TERM
                                           FUND                  FUND
                                      ---------------        -------------
                                   Nov. 30,     May 31,   Nov. 30,    May 31,
                                     1995        1995       1995       1995
                                    ------      ------     ------      -----
Shares sold....................  57,563,792  83,301,805   224,427   1,808,828

Reinvestment of dividends......   1,132,260     868,437    16,369      24,888
                                 ----------  ---------- ---------   ---------
                                 58,696,052  84,170,242   240,796   1,833,716
Less shares redeemed........... (35,053,038)(44,588,140) (160,573) (1,491,047)
                                 ----------  ---------- ---------   ---------

Net increase in shares.........  23,643,014  39,582,102    80,223     342,669
                                 ==========  ========== ==========  =========

(4)   INVESTMENT SECURITIES--PURCHASES, SALES AND/OR MATURITIES

Portfolio activity, excluding short-term securities, for the six months ended November 30, 1995, was as follows:

                                                             BENHAM FLORIDA
                                                                MUNICIPAL
                                                            INTERMEDIATE-TERM
                                                                  FUND
                                                              -------------
Purchases................................................      $2,990,400
                                                               ==========
Sales proceeds...........................................      $2,099,837
                                                               ==========

As of November 30, 1995, unrealized appreciation was as follows:

                                                             BENHAM FLORIDA
                                                                MUNICIPAL
                                                            INTERMEDIATE-TERM
                                                                  FUND
                                                              -------------
Appreciated securities...................................       $ 426,075
Depreciated securities...................................               0
                                                               ----------
Net unrealized appreciation..............................       $ 426,075
                                                               ==========

The cost of securities for financial reporting and federal income tax purposes is the same.

(5)   EXPENSE OFFSET ARRANGEMENTS

Each Fund's Statement of Operations reflects custodial earnings credits. These amounts are used to offset the custody fees payable by the Funds to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the six months ending November 30, 1995, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

                                                  BENHAM MUNICIPAL TRUST
                                        Benham Florida Municipal Money Market Fund
                                             Schedule of Investment Securities
                                                     November 30, 1995
                                                        (Unaudited)

                                                                                                             Value       Rating
Face Value                                   Issue                                     Coupon   Maturity   (Note 1)    Moody's/S&P
------------------------------------------------------------------------------------  --------  --------   --------     --------
$1,000,000  Broward County Housing Authority Multi-Family Housing Revenue Bond,
               Parkview Partnership Limited, Letter of Credit-Fuji Bank                4.000%  12/07/95*  $1,000,000    VMIG1/NR
 2,475,000  Broward County Housing Finance Agency Multi-Family Housing Revenue Bond,
               Palmaire Housing, Surety Bond-Continental Casualty Co.                  3.950   12/06/95*   2,475,000    NR/A-1
 1,400,000  Broward County Multi-Family Housing Revenue Bond, Welleby Apartments,
               Letter of Credit-Bank of America                                        3.750   12/06/95*   1,400,000    VMIG1/NR
 3,300,000  Dade County Aviation Authority, Series A, Letter of Credit-Fuji Bank       4.000   12/06/95*   3,300,000    VMIG1/A-1
 2,000,000  Dade County Health Facility, Miami Children's Hospital, Series 1995,
               AMBAC Insured                                                           3.650   12/06/95*   2,000,000    NR/A-1+
   750,000  Dade County Industrial Development Authority, DNS Mfg, Letter of Credit-
               Barnett Bank  South Florida                                             3.900   12/06/95*     750,000    VMIG1/A-1
 1,795,000  Dade County Industrial Development Authority IVAX Labs Series 1988,
               Letter of Credit-Bank of Tokyo                                          4.000   12/06/95*   1,795,000    VMIG1/NR
 1,000,000  Dade County Industrial Development Authority,  Stephen M. Greene,
               Series 1989 B, Letter of Credit-Sun Bank                                3.800   12/06/95*   1,000,000    VMIG1/NR
 2,000,000  Dade County School District, MBIA Insured                                  6.875   08/01/96    2,039,903    Aaa/AAA
 2,300,000  Dade County Special Obligation Capital Asset
               Acquisition, Letter of Credit-Sanwa Bank                                3.850   12/06/95*   2,300,000    VMIG1/A-1+
 4,650,000  Florida Housing Finance Agency, Ashley Lake Park,  Project II,
               Series 1989 A, Letter of Credit-Barclays Bank                           3.750   12/06/95*   4,650,000    VMIG1/NR
 1,800,000  Florida Housing Finance Agency, Beville-Oxford, Series 1990 B,
               Surety Bond-Continental Casualty Co.                                    3.950   12/06/95*   1,800,000    NR/A-1
 1,900,000  Florida Housing Finance Agency, Country Club Apartments, Letter of Credit-
               Banker's Trust Company                                                  4.350   12/01/95*   1,900,000    VMIG1/NR
 1,000,000  Florida Housing Finance Agency, King's Colony, Series D, Letter of Credit-
               Banker's Trust  Company                                                 3.775   12/07/95*   1,000,000    VMIG1/NR
 1,800,000  Florida Housing Finance Agency, Multi-Family Housing Revenue Bond,
               Series EEE, Carlton Arms Project, Letter of Credit-Kredietbank NV       4.000   12/06/95*   1,800,000    NR/A-1

Schedule of Investment Securities--Benham Florida Municipal Money Market Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Value       Rating
Face Value                                   Issue                                     Coupon   Maturity   (Note 1)    Moody's/S&P
-----------------------------------------------------------------------------------   --------  --------   --------    --------
$1,000,000  Florida Housing Finance Agency, Oaks at Mill Creek
               Project, Letter of Credit-Chemical Bank                                 3.750%  12/06/95*  $1,000,000    NR/A-1
 1,000,000  Florida Housing Finance Agency, Parrot's Landing Project,
               Collateral Agreement-Federal National Mortgage Association              3.600   12/06/95*   1,000,000    NR/A-1+
 1,000,000  Florida Housing Finance Agency, Sun Pointe Cove Apartments Project,
               Collateral Agreement-Federal National Mortgage Association              3.600   12/06/95*   1,000,000    NR/A-1+
   650,000  Florida Housing Finance Agency, South Pointe Project,
               Letter of Credit-Chemical Bank                                          3.750   12/06/95*     650,000    NR/A-1
 2,000,000  Florida Housing Finance Agency, Village Place Project,
               Letter of Credit-Chemical Bank                                          3.750   12/06/95*   2,000,000    NR/A-1
   500,000  Florida State Board of Education, Capital Outlay,
               Prerefunded at 102% of par                                              7.125   06/01/96      517,638    Aaa/AA
 1,500,000  Florida State Board, Finance Department General
               Services Revenue, Environmental Preservation, AMBAC Insured             5.000   07/01/96    1,510,261    Aaa/AAA
 1,000,000  Gulf Breeze Local Government Loan Program,
               Letter of Credit-Credit Local de France                                 3.600   12/07/95*   1,000,000    VMIG1/A-1
 3,000,000  Hillsborough County Aviation Authority, Letter
               of Credit-National Westminster Bank                                     3.700   12/15/95    3,000,000    P1/A-1+
 3,000,000  Hillsborough County Capital Improvement Program
               Revenue, Prerefunded at 102% of par                                     8.300   02/01/96    3,082,025    NR/AAA
 1,000,000  Homestead Special Insurance Assessment, MBIA Insured                       4.200   03/01/96    1,001,213    Aaa/AAA
 1,500,000  Indian River Hospital District, Series 1985,
                Letter of Credit-Kredietbank NV                                        3.700   12/06/95*   1,500,000    VMIG1/A-1+
 3,500,000  Indian River Hospital District, Series 1990,
                Letter of Credit-Kredietbank NV                                        3.700   12/15/95    3,500,000    VMIG1/A-1+
 1,320,000  Jacksonville Electric Authority, Revenue Series 2 1987A-1                  6.600   10/01/96    1,350,252    Aa1/AA
 1,450,000  Jacksonville Electric Authority Series D3, Letter of Credit-Credit Suisse  3.850   01/26/96    1,450,000    P1/A-1+
 1,000,000  Lee County, Florida, Housing Finance Agency, Forestwood Apartments Project,
               Collateral Agreement-Federal National Mortgage Association              3.600   12/06/95*   1,000,000    NR/A-1+
 2,000,000  Naples Hospital Revenue, Naples Community Hospital,
               Letter of Credit-Mellon Bank                                            3.900   12/07/95*   2,000,000    NR/A-1
   200,000  Ocean Highway and Port Authority Series 1990, Letter of Credit-ABN
               AMRO Bank                                                               3.800   12/06/95*     200,000    VMIG1/A-1+
   500,000  Orange County, Florida, Sales Tax, Series D, Prerefunded at 102% of par    7.400   01/01/96      511,188    Aaa/NR

Schedule of Investment Securities--Benham Florida Municipal Money Market Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Value        Rating
Face Value                                   Issue                                     Coupon   Maturity   (Note 1)    Moody's/S&P
-----------------------------------------------------------------------------------   --------  --------   --------     --------
$ 1,000,000  Orange County, Florida, School District Tax Anticipation Notes             4.500%  10/16/96   $1,005,893    NR/SP1+
  1,000,000  Orlando and Orange County, Florida, Expressway, Prerefunded at 102% of par 7.250   07/01/96    1,039,103    Aaa/AAA
  1,450,000  Pinellas County Health Facility Pooled Loan, Letter of Credit-Chemical Bank3.800   12/01/95*   1,450,000    NR/A-1
  2,000,000  Putnam County Development Authority Pollution Control Revenue,
               Seminole Electric, H-3, Standby Purchase Agreement-
               National Rural Utility Commission                                        3.750   03/15/96    2,000,000    MIG1/A-1+
  2,575,000  Putnam County Development Authority, Seminole Electric, Series 1984,
               Standby Purchase Agreement-National Rural Utility Commission             3.650   12/06/95*   2,575,000    NR/A-1+
    315,000  Tallahassee Airport Refunding, AMBAC Insured                               3.950   10/01/96      315,000    Aaa/AAA
  2,000,000  West Orange Health Facility Authority, Letter of Credit-Rabo Bank          3.800   01/24/96    2,000,000    VMIG1/NR
  1,000,000  West Orange Hospital A-2, Letter of Credit-Rabo Bank                       3.800   01/11/96    1,000,000    VMIG1/NR
 ----------                                                                                                ----------
$67,630,000 Total investment securities (cost $67,867,476)                                                $67,867,476
 ==========                                                                                                ==========

NR = Not Rated

-------------------
* These variable interest rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

                                                  BENHAM MUNICIPAL TRUST
                                      Benham Florida Municipal Intermediate-Term Fund
                                             Schedule of Investment Securities
                                                     November 30, 1995
                                                        (Unaudited)

                                                                                                            Value        Rating
Face Value                                   Issue                                     Coupon   Maturity   (Note 1)    Moody's/S&P
-----------------------------------------------------------------------------------   --------  --------   --------     --------
$  300,000  Boca Raton Water and Sewer Revenue                                         6.400%  10/01/02   $321,324      Aa/AA-
   150,000  Broward County Educational Facility Authority, Nova Southeastern
               University, Connie Lee Insured                                          5.400   04/01/02    157,025      NR/AAA
   300,000  Broward County School District General  Obligation                         6.750   02/15/00    327,918      A1/AA-
   500,000  Duval County School District, AMBAC Insured                                6.250   08/01/05    550,500      Aaa/AAA
   500,000  East County Water Control District, Series 1994, Asset Guarantee Insured   5.375   11/01/01    520,385      NR/AA
   260,000  Enterprise Community Development Authority Osceola County
               Water and Sewer Revenue, MBIA Insured                                   5.400   05/01/04    273,910      Aaa/AAA
   500,000  Escambia County Housing Finance Authority Single Family Mortgage Revenue
               Bond, Federal National Mortgage Association,
               Government National Mortgage  Association                               6.000   04/01/02    521,045      Aaa/NR
   350,000  Florida Housing Finance Agency Multi-Family Housing Revenue Bond,
               Letter of Credit-Connecticut General Life Guaranty Agreement            5.350   12/01/05    357,270      NR/AA
   450,000  Florida Housing Finance Agency Multi-Family Housing Revenue Bond
               Williamsburg Village  Apartments Project Series E, AMBAC Insured        5.600   12/01/07    457,475      Aaa/AAA
   500,000  Florida State Board of Education Capital Outlay,  Series C,
               Prerefunded at 102% of par                                              5.400   06/01/08    514,745      Aa/AA
   305,000  Florida State Department of General Services,
               Prerefunded at 102% of par                                              7.750   09/01/98    340,401      Aaa/AAA
   400,000  Florida Turnpike Revenue, Series A, FGIC
               Insured, Prerefunded at 101% of par                                     6.350   07/01/02    449,604      Aaa/AAA
   400,000  Hillsborough County Port District Special Revenue, FSA Insured             6.500   06/01/04    448,796      Aaa/AAA
   295,000  Homestead Hurricane Andrew Claims Assistance Program, MBIA Insured         5.000   03/01/01    303,968      Aaa/AAA
   400,000  Indian Trace Community Development Authority District
               Water Management Series 1995 A, MBIA Insured                            5.250   05/01/03    415,536      Aaa/AAA
   500,000  Jacksonville Electric Authority, Special  Obligation, St. John's River Power
               Project Series 6-C                                                      6.500   10/01/01    553,755      Aa1/AA
   400,000  Jacksonville Excise Tax Revenue, FGIC Insured                              6.700   10/01/06    445,076      Aaa/AAA


Schedule of Investment Securities--Benham Florida Municipal Intermediate-Term Fund (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                            Value        Rating
Face Value                                   Issue                                     Coupon   Maturity   (Note 1)    Moody's/S&P
-----------------------------------------------------------------------------------   --------  --------   --------     --------
$  500,000  Jacksonville Sales Tax Revenue River City Renaissance Project, FGIC
               Insured                                                                 6.000%  10/01/03   $ 549,895     Aaa/AAA
   500,000  Orlando Utility Commission Water and Electric Revenue                      5.700   10/01/04     539,720     Aa1/AA
   500,000  Palm Beach County Criminal Justice Facility, FGIC Insured,
               Prerefunded at 102% of par                                              7.200   06/01/00     570,360     Aaa/AAA
   200,000  Reedy Creek Improvement District Utility Revenue,  Series 1991,
               MBIA Insured, Prerefunded at 101% of par                                6.250   10/01/01     222,034     Aaa/AAA
   400,000  St. Cloud Utility Revenue Refunding, MBIA Insured                          6.400   08/01/06     443,100     Aaa/AAA
   400,000  South Miami Health Facility Authority Hospital  Revenue Baptist Health
               System Obligation Group, MBIA Insured                                   5.150   10/01/08     402,263     Aaa/AAA
   175,000  Tampa Palms Community Development Special
                Assessment Refunding, MBIA Insured                                     4.900   05/01/99     178,915     Aaa/AAA
   500,000  Volusia County School District General
               Obligation Refunding, FGIC Insured                                      6.200   08/01/03     550,510     Aaa/AAA
----------                                                                                               ----------
$9,685,000  Total investment securities (cost $9,989,455)                                               $10,415,530
==========                                                                                               ==========

NR = Not Rated

TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

John T. Kataoka
President and Chief Executive Officer

Bruce R. Fitzpatrick
Vice President

Maryanne Roepke
Treasurer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller


     The Benham Group
     Part of the Twentieth Century Family of Mutual Funds

     1665 Charleston Road
     Mountain View, CA 94043

     1-800-321-8321

     Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

     Benham Distributors, Inc.